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                                                                  EXHIBIT 23.3


               CONSENT OF MARITIME STRATEGIES INTERNATIONAL LTD.


We hereby consent to the inclusion in the prospectus which is part of the Registration Statement on Form S-3 of Overseas Shipholding Group, Inc. of our report and the reference to our firm under the heading "The International Tanker Industry."


                                       MARITIME STRATEGIES INTERNATIONAL LTD.


                                        By: /s/ Daniel P. Jessel
                                           ------------------------------
                                           Name: Daniel P. Jessel
                                           Title: Managing Director